                                                                  EXHIBIT 10.62


                       ASSIGNMENT AND ASSUMPTION OF LEASE


         THIS ASSIGNMENT and ASSUMPTION OF LEASE, dated as of the 23rd day of April, 1999, is by and between PAXSON COMMUNICATIONS CORPORATION ("Assignor"), and ACME TELEVISION OF WISCONSIN, LLC ("Assignee").

         WHEREAS, Assignor and Assignee are parties to a certain Asset Purchase Agreement, dated as of April 23, 1999;

         WHEREAS, Assignee and ACME Television Licenses of Wisconsin, LLC, will purchase from Assignor and certain of its affiliates substantially all of the assets used or useful in connection with the operation of WPGX-TV, Suring, Wisconsin (the "Station");

         WHEREAS, Assignor is the lessee under a Lease (the "Lease"), dated January 1, 1997, by and between VCY/America, Inc. ("VCY") and Tom Winter ("Lessor"), subsequently assigned by VCY to Assignor, which Lease is attached hereto as Exhibit A;

         WHEREAS, pursuant to the Lease, Assignor leases from Lessor the property located in Shawano County, Wisconsin, more specifically described as N4251-Highway 32, Angelica, Wisconsin, the term of which is January 1, 1997 through December 31, 2002;

         WHEREAS, the above-described property is used as the tower site for the Station's transmission tower and related facilities;

         WHEREAS, Assignee desires to assume the above-referenced Lease for its use as the tower site for the Station, and agrees to assume the obligations and liabilities for the Lease;

         WHEREAS, Assignor desires to assign the Lease to Assignee; and

         WHEREAS, all consents required to assign the Lease have been obtained and are in full force and effect.

         NOW THEREFORE, for and in consideration of the assignment by Assignor to Assignee of the Lease, and in further consideration of and subject to the mutual covenants and agreements contained herein and in the Asset Purchase Agreement, the parties hereby agree as follows:

         1. Assignor does hereby bargain, sell, assign, transfer, convey and deliver to Assignee and its successors and assigns all of Assignor's right, title and interest in and to the Lease, and the Assignee hereby accepts and assumes all said liabilities and obligations of the Assignor under the Lease, subject to the further provisions of this Assignment and Assumption of Lease and the Purchase Agreement.

         2. Assignee shall not assume or be deemed to assume any debts, liabilities or obligations of Assignor with regard to the Lease that occurred prior to the date hereof, and Assignor shall not be responsible for any debts, liabilities or obligations of Assignee with regard to the Lease arising on and after this date.

         3. This Assignment and Assumption of Lease may be signed in counterpart originals, which collectively shall have the same legal effect as if all signatures had appeared on the same physical document.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first written above.


                                            PAXSON COMMUNICATIONS CORPORATION



                                            By: /s/ William L. Watson
                                                -------------------------------

                                            Name: William L. Watson

                                            Title: Vice President and
                                                   Assistant Secretary



CITY OF WASHINGTON
DISTRICT OF COLUMBIA

         I hereby certify that on this 22nd day of April, 1999, William Watson personally appeared before me known and known by me to be the person executing the foregoing instrument, and he acknowledged said instrument by him executed to be his free act and deed in said capacity.


                                        /s/ Deborah Gorham
                                        ---------------------------------------
                                        Notary Public

                                        Print Name:  Deborah Gorham

                                        My commission expires: October 31, 2003

                                        ACME TELEVISION OF WISCONSIN, LLC



                                        By: /s/  Thomas Allen
                                            -----------------------------------

                                        Name: Thomas D. Allen

                                        Title: Executive Vice President and
                                               Chief Financial Officer



STATE OF CALIFORNIA
COUNTY OF ORANGE

         I hereby certify that on this 21 day of April, 1999, Thomas D. Allen appeared before me known and known by me to be the person executing the foregoing instrument, and he acknowledged said instrument by him executed to be his free act and deed in said capacity.


                                        /s/  John H. Wilson
                                        ---------------------------------------
                                        Notary Public

                                        Print Name:  John H. Wilson

                                        My commission expires:  May 31, 2002




                                      -3-